Principal Variable Contracts Funds, Inc.

Supplement dated December 15, 2017
to the Statutory Prospectus dated May 1, 2017, as revised on May 2, 2017
(as supplemented June 16, 2017, September 15, 2017 and October 2, 2017)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Under the Active Management section, add the following as the third paragraph:
Investment advisors with large assets under management in an Account, or in other funds that have the same strategy as an Account, may have difficulty investing such Account’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap and emerging market equity funds are more susceptible to such a risk. An Account may add additional investment advisors or close the Account to new investors to address such risks.

Delete the first paragraph under Preferred Securities and replace with the following:
Preferred securities include preferred stock and various types of subordinated debt and convertible securities. Preferred securities may pay fixed rate or adjustable rate dividends and generally have "preference" over common stock in the payment of dividends, but are junior to the issuer's senior debt in a liquidation of the issuer’s assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders' claims on assets in a corporate liquidation.

MANAGEMENT OF THE FUNDS
Replace the paragraph under the Cash Management Program section with the following:
For each Account, PGI may invest uninvested cash in money market funds, including the Principal Government Money Market Fund, or lend it to other Accounts pursuant to the Accounts’ interfund lending facility.
In addition, the LargeCap Growth Account I has adopted a special cash management program, executed by PGI, under which the Account may, in an attempt to provide returns similar to the Account’s benchmark, invest its uninvested cash in stock index futures contracts. PGI believes that, over the long term, this strategy will enhance the investment performance of the Account.

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